UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2012

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A Commercial Wharf West, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This current report on Form 8-K/A (this “Amendment”) is being filed to amend the current report on Form 8-K filed by Converted Organics Inc. (the “Company”) on January 13, 2012 (the “Original Filing”). There was an error in Exhibit 4.1 of the Original Filing. The sole purpose of this Amendment is to re-file the corrected Exhibit 4.1. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2012, Converted Organics Inc. (“Company,” “we,” “our,” or “us”), Iroquois Master Fund, Ltd. (“IMF”) and Iroquois Capital Opportunity Fund, Ltd. (“ICOF”) entered into a letter agreement pursuant to which IMF exchanged the senior secured convertible note issued to it on November 2, 2011 in the aggregate original principal amount of $3,474,797.60 (the “November Note”), which had $2,456,595.79 of principal outstanding on January 12, 2012, immediately prior to the exchange, for (i) a senior secured convertible note in the aggregate original principal amount of $2,456,595.79 (the “New Note”), (ii) 9,564,546 shares of Company common stock (the “Shares”) and (iii) a number of shares of Company common stock (which number of shares shall be determined on February 13, 2012) equal to the positive difference (if any) between (1) the quotient of (x) $17,072.71 divided by (y) the conversion price of the New Note in effect on February 13, 2012, minus (2) the number of Shares issued to IMF (such number of shares is referred to herein as the “Additional Shares”). If the conversion price of the New Note in effect on February 13, 2012, is greater than $0.001785, we will receive a share-for-share credit against future conversions of the New Note as described in the letter agreement.

The terms of the New Note are substantially identical to the terms of the November Note (as previously disclosed in the Company’s Forms 8-Ks filed April 1, 2011; August 10, 2011; October 20, 2011; and November 3, 2011).

We and our subsidiaries previously entered into a security agreement with the holder of the November Note pursuant to which we granted the holder a security interest in all of our assets securing our obligations under the November Note. In addition, our subsidiaries entered into guaranty agreements with the November Note holder pursuant to which the subsidiaries guaranteed our obligations under the November Note. We agreed that the New Note does not extinguish the indebtedness evidenced by the November Note and is not a novation, repayment or re-borrowing thereof but rather is given in exchange for, and in replacement and substitution of, the November Note. Accordingly, such guaranty continues to remain in full force and effect with respect to the New Note.

The foregoing descriptions of the Agreement and the New Note and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the letter agreement and the New Note attached hereto as exhibits and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. The New Note and Shares were, and the Additional Shares will be, issued in reliance on Section 3(a)(9) under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

January 17, 2012	By:	Edward J. Gildea

Name: Edward J. Gildea
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note
10.1	Letter Agreement by and among Converted Organics Inc., Iroquois Master Fund, Ltd. and Iroquois Capital Opportunity Fund, Ltd.